EXHIBIT 99.1

         Restatement of Selected Financial Data and Related Disclosures
              Due to the Adoption of SFAS 128, "Earnings Per Share"

In February 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings Per Share" (SFAS 128), which was effective for financial statements issued for periods ending after December 15, 1997. Accordingly, the tables below serve to replace the presentation of primary earnings per share as reported in the Company's Annual Report on Form 10-K with a dual presentation of basic and diluted earnings per share. For each of the five fiscal years in the period ended September 30, 1997, diluted earnings per share from continuing operations under SFAS 128 is the same amount as earnings per share from continuing operations previously reported under prior accounting standards.

FISCAL YEAR INFORMATION

The following table presents earnings (loss) per share and weighted average outstanding shares and supersedes corresponding amounts reported in the Corporate Financial Summary on pages 38 and 39 of the Company's September 30, 1997 Annual Report to Shareholders incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (shares in thousands):

                                                                1997         1996         1995          1994         1993
Earnings (loss) per share
   Continuing operations                                         $ 0.77       $ 1.13       $ 0.87      $ (0.09)      $ 0.53
   Discontinued operations                                         0.15         0.37         0.78         0.68        (0.60)
   Extraordinary loss                                             (0.09)
                                                                -------      -------      -------       -------       ------
                                                                 $ 0.83       $ 1.50       $ 1.65       $ 0.59   $    (0.07)
                                                                =======      =======      =======       =======       ======

Weighted Average Shares                                         133,261      125,856      114,296       109,336       97,268
                                                                =======      =======      =======       =======       ======

Earnings (loss) per share, assuming dilution
   Continuing operations                                         $ 0.77       $ 1.12       $ 0.86       $ (0.09)      $ 0.52
   Discontinued operations                                         0.15         0.35         0.76          0.68        (0.59)
   Extraordinary loss                                             (0.09)
                                                                -------      -------      -------       -------       ------
                                                                 $ 0.83       $ 1.47       $ 1.62        $ 0.59       $(0.07)
                                                                =======      =======      =======       =======       ======

Weighted Average Shares, assuming dilution                      134,647      130,419      116,474       109,336       98,746
                                                                =======      =======      =======       =======       ======

QUARTERLY INFORMATION

The following table presents quarterly earnings (loss) per share for the fiscal years ended September 30, 1997 and September 30, 1996 and supersedes corresponding amounts reported in the Quarterly Financial Summary on page 37 of the Annual Report to Shareholders incorporated by reference in Item 8 of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997.

                                                        First        Second       Third        Fourth
                                                        Quarter      Quarter      Quarter      Quarter       Total
1997
Earnings (loss) per share
   Continuing operations                               $0.30         $0.07         $0.19         $0.21        $0.77
   Discontinued operations                              0.15                                                   0.15
   Extraordinary loss                                  (0.09)                                                 (0.09)
                                                       -----         -----         -----         -----        -----
                                                       $0.36         $0.07         $0.19         $0.21        $0.83
                                                       =====         =====         =====         =====        =====

Earnings (loss) per share, assuming dilution
   Continuing operations                               $0.30         $0.07         $0.19         $0.21        $0.77
   Discontinued operations                              0.15                                                   0.15
   Extraordinary loss                                  (0.09)                                                 (0.09)
                                                       -----         -----         -----         -----        -----
                                                       $0.36         $0.07         $0.19         $0.21        $0.83
                                                       =====         =====         =====         =====        =====

1996

Earnings (loss) per share
   Continuing operations                               $0.25         $0.28         $0.30         $0.30        $1.13
   Discontinued operations                              0.23          0.23         (0.16)         0.08         0.37
                                                       -----         -----         -----         -----        -----
                                                       $0.48         $0.51         $0.14         $0.38        $1.50
                                                       =====         =====         =====         =====        =====

Earnings (loss) per share, assuming dilution
   Continuing operations                               $0.25         $0.28         $0.29         $0.30        $1.12
   Discontinued operations                              0.21          0.22         (0.15)         0.08         0.35
                                                       -----         -----         -----         -----        -----
                                                       $0.46         $0.50         $0.14         $0.38        $1.47
                                                       =====         =====         =====         =====        =====

SFAS 128 DISCLOSURE

The following table presents the required disclosures under Financial Accounting Standards Board Statement No. 128 for the years ended September 30, 1997, 1996, and 1995.

         The following table sets forth the computation of basic and diluted earnings per share from continuing operations (in thousands, except per share amounts):

                                                    9/30/97      9/30/96      9/30/95
Numerator:
     Income from continuing operations             $122,362     $164,893     $115,011
     Preferred stock dividends                       19,540       22,319       15,209
                                                   --------     --------     --------
     Numerator for continuing operations
        basic earnings per share - income
        available to common shareholders            102,822      142,574       99,802

     Effect of dilutive securities:
        Dividends on Series AA preferred stock                     2,779
        Interest on convertible loan notes              329          307
                                                   --------     --------     --------
                                                        329        3,086
    Numerator for continuing operations
        diluted earnings per share - income
        available to common shareholders
        after assumed conversions                  $103,151     $145,660      $99,802
                                                   ========     ========     ========


Denominator:
     Denominator for basic earnings per
        share - weighted average shares             133,261      125,856      114,296

     Effect of dilutive securities:
        Series AA convertible preferred stock                      2,396
        Employee stock options                        1,113        1,793        2,178
        Convertible loan notes                          273          374
                                                   --------     --------     --------
     Dilutive potential common shares                 1,386        4,563        2,178
     Denominator for diluted earnings per
            share - adjusted weighted average
            shares and assumed conversions          134,647      130,419      116,474
                                                   ========     ========     ========

Basic earnings per share from
     continuing operations                            $0.77        $1.13        $0.87
                                                   ========     ========     ========

Diluted earnings per share from
     continuing operations                            $0.77        $1.12        $0.86
                                                   ========     ========     ========


         For additional disclosures regarding the outstanding preferred stock and employee stock options, see Note 9 to the financial statements in the annual report to shareholders.

         Options to purchase 1,461,594 shares of common stock at $36.66 per share to $59.99 per share were outstanding during fiscal 1997 but were not included in the computation of diluted earnings per share because the options' exercise prices were greater than the average market price of the common shares and, therefore, the effect would be antidilutive.

         The Company's Series BB conversion preferred stock is excluded from the diluted calculation because the effect of adding 9,682,144 shares and deleting the preferred dividends to reflect assumed conversion would be antidilutive. In fiscal 1995, the Company's Series AA convertible preferred stock has been excluded from the diluted calculation because the effect of adding 9,016,553 shares and deleting the preferred dividends relating to the Series AA convertible preferred stock to reflect the assumed conversion is antidilutive in that fiscal year.